UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01685

Name of Registrant: Vanguard Morgan Growth Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2014 – March 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2015

Vanguard Morgan™ Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
				Total
				Returns
Vanguard Morgan Growth Fund
Investor Shares				9.73%
Admiral™ Shares				9.78
Russell 3000 Growth Index				9.43
Multi-Cap Growth Funds Average				8.85
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$27.07	$26.49	$0.191	$2.825
Admiral Shares	83.97	82.08	0.727	8.750

Chairman’s Letter

Dear Shareholder,

Growth stocks generally prospered over the six months ended March 31, 2015, and your fund’s advisors capitalized on the trend. Vanguard Morgan Growth Fund returned 9.73% for Investor Shares and 9.78% for the lower-cost Admiral Shares. That compares with the 9.43% return of the benchmark, the Russell 3000 Growth Index, and the 8.85% average return of multi-capitalization growth funds.

The fund’s result also exceeded that of the broad stock market, as growth stocks were very much in favor with investors. The return of the Russell 3000 Growth Index was almost double that of the Russell 3000 Value Index.

Driving the advance was the health care sector, which got a boost from mergers and acquisitions. Health care stocks were a strong point for the fund as well, more than offsetting weakness in the energy sector.

The Fed’s cautious approach was favorable for U.S. stocks
The broad U.S. stock market returned about 7% for the six months. Stocks were resilient after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’  concerns included the strength of thedollar and how that would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Federal Reserve’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Global central bank stimulus helped drive up bond prices

Bond prices, too, were supported by accommodative monetary policies from central banks and by investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.) Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

For the period, the fund kept up its streak of strong returns

Vanguard Morgan Growth Fund’s return of nearly 10% would be considered a good result for a full year, let alone a half year. And it comes on the heels of a string of outsize returns. The fund, like both its benchmark and the broad stock market, has notched double-digit advances in four of the past five fiscal years.

After such an extended winning streak, it’s not unusual to experience a pullback, which can test an investor’s commitment to staying the course. So keep in mind that weathering the market’s inevitable short-term downturns is crucial to realizing its long-term potential benefits. This is particularly important when investing in an actively managed fund such as the Morgan Growth Fund. By design, the performance of an active fund can be out of step with the broader market, and an investor may need to be patient to reap future rewards. (For more about keeping the market’s ups and downs in perspective, see the box on page 5.)

For the latest six months, though, returns were mostly positive, at least outside the energy sector. As I mentioned, health care was a strong point for both the fund and its index. A flurry of acquisitions of biotech-nology companies helped fuel the sector’s ascent. Health care stocks accounted for

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.40%	0.26%	1.28%

The fund expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratios were 0.41% for Investor Shares and 0.27% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Growth Funds.

about one-fifth of the fund’s holdings, on average, during the period. This was second only to information technology stocks, which constituted about one-third of the fund.

Other fund successes included companies that cater to consumers—from hotels to internet retailers—as investors anticipated that tumbling prices at the pump would translate into higher consumer spending elsewhere. But falling oil prices were a negative for the energy sector, which slumped sharply for both the fund and the overall market.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits. Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets. Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs. Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

For more about the advisors’ strategy and the fund’s positioning during the six months, see the Advisors’ Report that follows this letter.

Our focus on balanced investing has roots going back many decades

On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Vanguard has followed all these principles since its founding, and one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

The Wellington Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer April 15, 2015

Advisors’ Report

For the fiscal half year ended March 31, 2015, Vanguard Morgan Growth Fund returned 9.73% for Investor Shares and 9.78% for the lower-cost Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the period and of how portfolio positioning reflects this assessment. These comments were prepared on April 21, 2015.

Wellington Management Company LLP

Portfolio Manager: Paul E. Marrkand, CFA, Senior Managing Director

Our portion of the fund uses traditional methods of stock selection—fundamental research and analysis—to identify companies that we believe have above-average growth prospects. Our research focuses on mid- and large-capitalization companies, evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria. We seek to build a portfolio of diversified sources of return with a balance of growth, quality, and valuation attributes.

U.S. equities and other developed-market stocks around the world rose during the period; the S&P 500 Index returned 5.93% and the MSCI World Index 3.35%.

Successes

Sector allocation, a residual outcome of our bottom-up stock selection process, boosted the portfolio’s relative return. Results were driven primarily by our underweight allocation to the materials and energy sectors and an overweight allocation to health care.

Our stock selection was strongest in consumer staples and materials. Top individual contributors to benchmark-relative performance included O’Reilly Automotive in the consumer discretionary sector and Aetna in health care. Not holding benchmark constituents IBM and Schlumberger also helped.

Shortfalls

Security selection detracted from relative performance in information technology, health care, and financials. The weakest holdings included Microsoft, Apache, and NetApp. We eliminated our position in Apache before the end of the period. Our underweight allocation to consumer discretionary also lagged.

We ended the period most overweighted in information technology and health care and most underweighted in industrials and energy. We remain optimistic about our portfolio’s favorable risk/reward profile. We continue to purchase attractively valued, capital-compounding companies with what we believe to be sustainable competitive advantages that can maintain a free-cash-flow growth rate beyond that of the market.

Jennison Associates LLC

Portfolio Managers: Kathleen A. McCarragher, Managing Director

Blair A. Boyer,
Managing Director

The U.S. equity market advanced as the economic outlook continued to improve. The Federal Reserve ended its asset purchase program, confident that gains in economic activity and the labor market were sustainable.

Successes

BioMarin Pharmaceutical benefited from solid sales of its treatments for rare genetic diseases and from positive developments in its drug pipeline. Apple’s strength reflected expanding global acceptance of its platform. We expect that product updates will sustain attractive revenue growth. Biogen profited from strong sales of its multiple sclerosis treatment and positive data from trials of an Alzheimer’s drug.

Shortfalls

Falling energy prices led customers of oil equipment and services provider Schlumberger to curtail future spending. Tesla Motors declined on production and delivery issues. We believe the company is positioned to drive rapid growth in the adoption of electric cars. Canadian Pacific Railway was hurt by worries that sharply lower oil prices would lead to lower volumes of crude oil shipping on its rail line.

Vanguard Equity Investment Group

Portfolio Managers: James P. Stetler, Principal James D. Troyer, CFA, Principal Michael R. Roach, CFA

For the six-month period, our stock selection models were effective in distinguishing the outperformers from the underperformers in most industry groups. Our growth, quality, valuation, and sentiment models lifted relative results; our management decisions model was more neutral. Selection was positive in seven sectors but slightly negative in three.

Successes

The largest contributions to our relative return came from information technology and consumer discretionary holdings.

In IT, Freescale Semiconductor, Electronic Arts, and Skyworks Solutions added the most. In consumer discretionary, O’Reilly Automotive, Lowe’s, and Whirlpool stood out.

Shortfalls

Our overall selections in financials and materials were negative. Positions in American Express, Discover Financial Services, and Citigroup as well as Westlake Chemical and Alcoa did not perform as expected.

Frontier Capital Management Co., LLC

Portfolio Managers: Stephen Knightly, CFA, President Christopher J. Scarpa, Vice President

Improved economic activity, modest earnings growth, and continued accommodative monetary policy drove growth stocks, especially mid- and small-capitalization shares, sharply higher over the six months.

Successes

Health care, technology, and consumer discretionary stocks contributed substantially to relative performance. Health care holdings were boosted by our focus on companies that are helping the government lower the cost of care, such as managed-care firms Centene and Humana. In technology, a long-term shift in the video game market to higher-margin digital sales drove significant earnings growth and stock appreciation for Electronic Arts. Proprietary content gains in wireless devices led to rapid climbs for NXP Semiconductors and Avago Technologies. In the consumer discretionary sector, lower fuel prices and improved employment enhanced results for low-income-oriented retailers including Ross Stores.

Shortfalls

The collapse in fuel prices and concurrent surge in the dollar weighed on a number of industrial and materials holdings. Particularly affected were perceived beneficiaries of renewed domestic oil production and a need for energy infrastructure such as Kirby, MasTec, and Eagle Materials.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President and Chief Investment Officer Dana F. Walker, CFA, Co-Head of the Investment Team

On the whole, the U.S. equity market was rewarding for the last six months; however, the most recent quarter was more mixed, accompanied by a pickup in volatility. Causes included a rising number of geopolitical flashpoints, particularly in the Middle East; the sharp appreciation in the U.S. dollar; and declines in commodity prices—most notably the plunge in oil. Concerns about the timing and degree of Federal Reserve tightening also affected results.

Nevertheless, we envisage improving U.S. growth of perhaps 2.5%, helped by better weather, port reopenings, continued employment gains, and subdued interest rates. Global deflation risk may also be starting to wane amid a possible upturn in Eurozone growth. Such an environment suggests to us that recession risk is still several years away. Earnings for well-positioned companies should keep expanding here and abroad, and, buoyed by policy moves and mergers and acquisitions, the market should maintain its upward trend.

Successes

For the six months, more of our biggest contributors to portfolio return came from the consumer discretionary sector than any other; they included CarMax, Tractor Supply, O’Reilly Automotive, and Jarden. In keeping with our bottom-up stock-picking style, various stocks from other sectors, such as Cognizant Technology Solutions, ResMed, Alliance Data Systems, and Watsco, also boosted results.

Shortfalls

Most of our biggest detractors resulted from the drastic decline in oil and gas prices. These included Southwestern Energy, an exploration and production company; Weatherford International and Core Laboratories, both in oil services; and Chicago Bridge & Iron, an energy-related engineering and construction firm. Although there are some strong arguments for lower oil prices, a potential bottom seems to be forming for oil. Herbalife and Discovery Communications also lagged.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	45	5,245	Uses traditional methods of stock selection—
Company LLP			fundamental research and analysis—to identify
			companies that it believes have above-average growth
			prospects. Research focuses on mid- and large-cap
			companies, evaluating and ranking each stock on a
			consistent set of growth, quality, and valuation criteria.
			We seek to build a portfolio with diversified sources of
			return with a balance of growth, quality, and valuation
			attributes.
Jennison Associates LLC	20	2,256	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Vanguard Equity Investment	13	1,544	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Frontier Capital Management Co.,	10	1,195	Uses a research-driven, fundamental investment
LLC			approach that seeks companies with above-average
			growth prospects, reasonable valuations, and
			competitive advantages.
Kalmar Investment Advisers	10	1,110	Employs a “growth-with-value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Cash Investments	2	212	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

Morgan Growth Fund

Fund Profile
As of March 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VMRGX		VMRAX
Expense Ratio[1]	0.40%		0.26%
30-Day SEC Yield	0.75%		0.88%

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	346	1,867	3,757
Median Market Cap	$38.1B	$52.3B	$46.5B
Price/Earnings Ratio	27.0x	24.6x	21.4x
Price/Book Ratio	5.1x	5.4x	2.8x
Return on Equity	22.3%	22.7%	17.5%
Earnings Growth
Rate	17.9%	17.5%	13.5%
Dividend Yield	1.1%	1.4%	1.9%
Foreign Holdings	4.0%	0.0%	0.0%
Turnover Rate
(Annualized)	40%	—	—
Short-Term Reserves	1.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		3000	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	18.6%	18.6%	13.4%
Consumer Staples	5.4	10.0	8.4
Energy	2.2	4.4	7.3
Financials	5.0	5.4	17.6
Health Care	21.2	15.1	14.6
Industrials	9.6	12.0	11.1
Information
Technology	34.3	28.3	19.0
Materials	2.4	4.0	3.5
Telecommunication
Services	1.3	2.1	2.0
Utilities	0.0	0.1	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.97	0.88
Beta	1.06	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	5.8%
Google Inc.	Internet Software &
	Services	2.2
Facebook Inc.	Internet Software &
	Services	1.8
Oracle Corp.	Systems Software	1.7
Gilead Sciences Inc.	Biotechnology	1.7
Amazon.com Inc.	Internet Retail	1.5
Microsoft Corp.	Systems Software	1.5
Biogen Inc.	Biotechnology	1.4
Home Depot Inc.	Home Improvement
	Retail	1.3
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	1.2
Top Ten		20.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratios were 0.41% for Investor Shares and 0.27% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/31/1968	14.95%	14.64%	8.81%
Admiral Shares	5/14/2001	15.11	14.79	8.97

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.4%)[1]
Consumer Discretionary (18.2%)
*	Amazon.com Inc.	477,659	177,737
	Home Depot Inc.	1,352,617	153,671
*	O’Reilly Automotive Inc.	511,677	110,645
	Comcast Corp. Class A	1,798,302	101,550
	Lowe’s Cos. Inc.	1,284,166	95,529
*	Priceline Group Inc.	72,624	84,545
	NIKE Inc. Class B	836,418	83,918
	TJX Cos. Inc.	1,160,087	81,264
	Wyndham
	Worldwide Corp.	748,852	67,749
*	Netflix Inc.	158,455	66,027
	Marriott International Inc.
	Class A	689,474	55,379
*	Chipotle Mexican Grill Inc.
	Class A	83,361	54,230
	Starbucks Corp.	544,906	51,603
	Advance Auto Parts Inc.	304,144	45,527
	Inditex SA ADR	2,816,476	44,909
	PulteGroup Inc.	1,947,452	43,292
	Expedia Inc.	448,495	42,217
*,^	Tesla Motors Inc.	194,633	36,741
*	LKQ Corp.	1,421,318	36,329
*	Hilton Worldwide
	Holdings Inc.	1,162,509	34,434
	Walt Disney Co.	316,800	33,229
	Whirlpool Corp.	150,769	30,464
*	Vipshop Holdings
	Ltd. ADR	888,471	26,157
	Wolverine World Wide Inc.	717,635	24,005
*	Urban Outfitters Inc.	519,085	23,696
	Ross Stores Inc.	208,300	21,946
	Scripps Networks
	Interactive Inc. Class A	291,089	19,957
*	Michaels Cos. Inc.	672,745	18,204
*	Ulta Salon Cosmetics
	& Fragrance Inc.	116,915	17,637
	CBS Corp. Class B	273,600	16,588
	Brunswick Corp.	320,204	16,474
	BorgWarner Inc.	270,060	16,333

			Market
			Value•
		Shares	($000)
	Tractor Supply Co.	191,440	16,284
*	Jarden Corp.	302,747	16,015
	DSW Inc. Class A	432,335	15,944
	L Brands Inc.	168,600	15,897
	VF Corp.	206,835	15,577
	Wynn Resorts Ltd.	119,587	15,054
	Harman International
	Industries Inc.	104,170	13,920
	Hanesbrands Inc.	412,260	13,815
	Starwood Hotels &
	Resorts Worldwide Inc.	158,090	13,201
	GNC Holdings Inc. Class A	261,538	12,834
*	IMAX Corp.	380,622	12,831
*	Discovery
	Communications Inc.	415,495	12,247
	Carter’s Inc.	124,935	11,553
	Delphi Automotive plc	142,400	11,355
	Service Corp. International	424,275	11,052
*	CarMax Inc.	159,820	11,029
*	Discovery Communications
	Inc. Class A	345,210	10,619
	Harley-Davidson Inc.	168,715	10,248
*	AutoZone Inc.	15,000	10,232
*	Bright Horizons Family
	Solutions Inc.	198,870	10,196
	Macy’s Inc.	147,800	9,594
*	Michael Kors
	Holdings Ltd.	142,449	9,366
	Royal Caribbean
	Cruises Ltd.	114,300	9,355
	Dunkin’ Brands Group Inc.	193,673	9,211
*	lululemon athletica Inc.	139,254	8,915
*	NVR Inc.	6,600	8,769
*	Sirius XM Holdings Inc.	2,276,900	8,698
	Comcast Corp.	132,900	7,451
	Cablevision Systems
	Corp. Class A	398,700	7,296
*	MGM Resorts
	International	283,095	5,953
	Twenty-First Century
	Fox Inc.	178,100	5,856

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	DIRECTV	66,400	5,651
*	Liberty Global plc Class A	75,000	3,860
	Twenty-First Century
	Fox Inc. Class A	96,700	3,272
	Las Vegas Sands Corp.	50,200	2,763
	Time Warner Inc.	32,700	2,761
*	Liberty Global plc	50,601	2,520
*	Hyatt Hotels Corp. Class A	16,500	977
			2,104,157
Consumer Staples (5.2%)
	Costco Wholesale Corp.	932,322	141,242
	CVS Health Corp.	758,515	78,286
*	Monster Beverage Corp.	523,787	72,490
	Mondelez International Inc.
	Class A	1,910,618	68,954
	Anheuser-BuschInBev
	NV ADR	439,856	53,623
	Estee Lauder Cos. Inc.
	Class A	349,556	29,069
	Colgate-Palmolive Co.	397,925	27,592
*	Hain Celestial Group Inc.	246,865	15,812
	PepsiCo Inc.	158,600	15,165
*	United Natural Foods Inc.	192,100	14,800
	Sysco Corp.	381,894	14,409
	Kroger Co.	168,800	12,940
	Brown-Forman Corp.
	Class B	138,579	12,521
*	Rite Aid Corp.	1,185,000	10,298
	Clorox Co.	82,500	9,107
	Mead Johnson
	Nutrition Co.	73,600	7,399
^	Pilgrim’s Pride Corp.	321,600	7,265
	Coty Inc. Class A	280,400	6,805
	Walgreens Boots
	Alliance Inc.	25,500	2,159
	Coca-Cola Co.	13,000	527
			600,463
Energy (2.1%)
	Cabot Oil & Gas Corp.	1,287,292	38,014
	Schlumberger Ltd.	376,746	31,436
	Baker Hughes Inc.	395,621	25,153
*	Carrizo Oil & Gas Inc.	327,260	16,248
	EOG Resources Inc.	159,600	14,634
*	Gulfport Energy Corp.	256,615	11,781
	Core Laboratories NV	104,475	10,917
*	Continental Resources Inc.	223,400	9,756
	Tesoro Corp.	100,800	9,202
	Valero Energy Corp.	136,700	8,697
	Plains GP Holdings LP
	Class A	303,500	8,610
	ONEOK Inc.	173,800	8,384
*	Cameron International
	Corp.	181,620	8,195
	Anadarko Petroleum
	Corp.	97,600	8,082

			Market
			Value•
		Shares	($000)
*	Weatherford
	International plc	647,640	7,966
*	Southwestern Energy Co.	300,070	6,959
	Superior Energy
	Services Inc.	240,685	5,377
*	EP Energy Corp. Class A	359,300	3,765
	Kinder Morgan Inc.	67,400	2,835
*	Memorial Resource
	Development Corp.	106,300	1,886
			237,897
Financials (4.7%)
	American Express Co.	753,579	58,870
	Morgan Stanley	1,297,719	46,316
	Moody’s Corp.	431,468	44,786
	Bank of America Corp.	2,686,779	41,350
	Public Storage	207,278	40,863
	Intercontinental
	Exchange Inc.	169,152	39,458
	Raymond James
	Financial Inc.	419,947	23,845
	American Tower
	Corporation	248,755	23,420
*	E*TRADE Financial Corp.	787,092	22,475
	Aon plc	230,821	22,186
	T. Rowe Price Group Inc.	240,865	19,505
*	Affiliated Managers
	Group Inc.	83,265	17,884
	Waddell & Reed
	Financial Inc. Class A	323,397	16,021
*	Signature Bank	110,418	14,308
	American International
	Group Inc.	199,133	10,910
	JPMorgan Chase & Co.	179,683	10,885
	Ameriprise Financial Inc.	77,800	10,179
	Northern Trust Corp.	141,900	9,883
*	Berkshire Hathaway Inc.
	Class B	65,400	9,439
	Simon Property Group Inc.	46,100	9,019
	WisdomTree
	Investments Inc.	413,138	8,866
*	SVB Financial Group	68,657	8,722
	Health Care REIT Inc.	92,000	7,117
	Allied World Assurance Co.
	Holdings AG	172,900	6,985
	General Growth
	Properties Inc.	191,000	5,644
	Ventas Inc.	71,500	5,221
	Apartment Investment
	& Management Co.	77,900	3,066
	Discover Financial Services	51,800	2,919
	Legg Mason Inc.	45,900	2,534
	Citigroup Inc.	46,800	2,411
	Crown Castle
	International Corp.	9,700	801
	Kilroy Realty Corp.	8,100	617
			546,505

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
Health Care (20.8%)
*	Gilead Sciences Inc.	1,945,563	190,918
*	Biogen Inc.	374,451	158,108
	Bristol-Myers Squibb Co.	2,034,765	131,242
*	Celgene Corp.	1,120,163	129,132
	Amgen Inc.	715,130	114,314
*	Actavis plc	357,324	106,347
*	Vertex
	Pharmaceuticals Inc.	861,119	101,586
*	BioMarin
	Pharmaceutical Inc.	755,047	94,094
	Merck & Co. Inc.	1,419,802	81,610
	Aetna Inc.	740,432	78,878
	Eli Lilly & Co.	971,234	70,560
	Medtronic plc	850,627	66,340
	CR Bard Inc.	384,750	64,388
*	Illumina Inc.	322,633	59,894
	Becton Dickinson and Co.	374,308	53,747
*	Alexion
	Pharmaceuticals Inc.	304,701	52,805
	Zimmer Holdings Inc.	398,976	46,888
	Johnson & Johnson	458,269	46,102
	Novo Nordisk A/S ADR	789,232	42,137
	Shire plc ADR	151,542	36,263
	Cooper Cos. Inc.	176,507	33,081
*	Cerner Corp.	426,843	31,271
	Perrigo Co. plc	186,538	30,881
	AstraZeneca plc ADR	448,605	30,698
*	Medivation Inc.	234,202	30,228
*	HCA Holdings Inc.	400,815	30,153
*	Centene Corp.	399,000	28,205
	Cardinal Health Inc.	286,791	25,889
	Anthem Inc.	166,384	25,691
	Agilent Technologies Inc.	593,834	24,674
	Humana Inc.	132,191	23,533
^	ResMed Inc.	318,895	22,890
	Zoetis Inc.	488,650	22,620
	AbbVie Inc.	362,500	21,221
	Thermo Fisher
	Scientific Inc.	149,190	20,042
*	Express Scripts
	Holding Co.	203,455	17,654
*	Alkermes plc	287,853	17,550
*	Varian Medical
	Systems Inc.	185,080	17,414
*	Incyte Corp.	186,428	17,088
*	Mylan NV	287,231	17,047
*	MEDNAX Inc.	220,482	15,987
	Cigna Corp.	109,900	14,225
	Universal Health
	Services Inc. Class B	112,997	13,301
*	Mallinckrodt plc	100,360	12,711
	AmerisourceBergen Corp.
	Class A	110,400	12,549
*	Akorn Inc.	239,815	11,394
*	Edwards Lifesciences Corp.	76,800	10,941

			Market
			Value•
		Shares	($000)
	HealthSouth Corp.	239,617	10,629
*	PAREXEL International
	Corp.	152,505	10,521
*	Mettler-Toledo
	International Inc.	31,500	10,353

*	Quintiles Transnational

	Holdings Inc.	142,000	9,510
*	United Therapeutics Corp.	54,700	9,432
	UnitedHealth Group Inc.	67,900	8,032
*	Jazz Pharmaceuticals plc	44,730	7,729
*	Salix Pharmaceuticals Ltd.	40,095	6,929
*	Molina Healthcare Inc.	98,024	6,596
	McKesson Corp.	21,200	4,795
*	Align Technology Inc.	85,095	4,577
*	Charles River Laboratories
	International Inc.	42,000	3,330
	Abbott Laboratories	53,800	2,493
			2,399,217
Industrials (9.3%)
	Boeing Co.	918,877	137,905
	Honeywell
	International Inc.	676,595	70,576
	United Parcel Service Inc.
	Class B	691,402	67,024
	TransDigm Group Inc.	260,671	57,014
	Danaher Corp.	561,192	47,645
	3M Co.	270,749	44,660
	Illinois Tool Works Inc.	451,103	43,820
^	Canadian Pacific
	Railway Ltd.	207,407	37,893
*	Stericycle Inc.	205,105	28,803
	American Airlines
	Group Inc.	504,900	26,649
	JB Hunt Transport
	Services Inc.	311,918	26,636
	Wabtec Corp.	241,096	22,907
	Union Pacific Corp.	195,900	21,218
	Rockwell Automation Inc.	175,321	20,335
	Equifax Inc.	202,783	18,859
	Pentair plc	296,920	18,673
*	United Rentals Inc.	201,195	18,341
	Cintas Corp.	223,495	18,244
*	Spirit Airlines Inc.	234,524	18,143
	AMETEK Inc.	317,593	16,686
	Lockheed Martin Corp.	79,400	16,115
	Fastenal Co.	362,025	15,000
	Watsco Inc.	118,145	14,851
	Acuity Brands Inc.	86,925	14,617
*	IHS Inc. Class A	127,630	14,519
*	Copart Inc.	365,982	13,750
	Roper Industries Inc.	76,768	13,204
	Carlisle Cos. Inc.	140,045	12,972
	Southwest Airlines Co.	277,200	12,280
	Delta Air Lines Inc.	268,100	12,054
	MSC Industrial Direct
	Co. Inc. Class A	163,680	11,818

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	Snap-on Inc.	78,810	11,590
*	Hertz Global Holdings Inc.	522,880	11,336
*	United Continental
	Holdings Inc.	168,500	11,332
*	Armstrong World
	Industries Inc.	188,595	10,839
	PACCAR Inc.	162,900	10,285
	KAR Auction Services Inc.	252,540	9,579
	Expeditors International
	of Washington Inc.	196,245	9,455
	Masco Corp.	352,500	9,412
	Alaska Air Group Inc.	139,100	9,206
	Flowserve Corp.	162,795	9,196
	Pall Corp.	88,192	8,854
*	Spirit AeroSystems
	Holdings Inc. Class A	169,500	8,850
*	Quanta Services Inc.	252,975	7,217
	Robert Half
	International Inc.	118,200	7,153
	Caterpillar Inc.	88,700	7,099
	B/E Aerospace Inc.	107,873	6,863
*	Kirby Corp.	76,267	5,724
*	Verisk Analytics Inc. Class A	76,830	5,486
	FedEx Corp.	13,900	2,300
	Textron Inc.	34,500	1,529
			1,076,516
Information Technology (33.6%)
	Apple Inc.	5,392,482	670,987
*	Facebook Inc. Class A	2,488,899	204,625
	Oracle Corp.	4,631,297	199,840
*	Google Inc. Class C	350,579	192,117
	Microsoft Corp.	4,229,764	171,961
	Altera Corp.	2,869,956	123,150
	QUALCOMM Inc.	1,651,402	114,508
	MasterCard Inc. Class A	1,261,925	109,018
	Cisco Systems Inc.	3,930,143	108,177
	Visa Inc. Class A	1,426,668	93,318
*	Alibaba Group Holding
	Ltd. ADR	1,087,645	90,536
*	Alliance Data Systems
	Corp.	298,935	88,560
*	F5 Networks Inc.	711,861	81,821
	Intuit Inc.	781,388	75,763
*	Google Inc. Class A	115,772	64,219
*	Twitter Inc.	1,223,435	61,270
*	Check Point Software
	Technologies Ltd.	746,652	61,203
*	LinkedIn Corp. Class A	236,317	59,046
*	salesforce.com inc	854,398	57,082
*	Red Hat Inc.	753,295	57,062
	Broadcom Corp. Class A	1,207,788	52,291
	Maxim Integrated
	Products Inc.	1,493,849	52,001
	NetApp Inc.	1,442,739	51,160
	Paychex Inc.	1,029,683	51,088
	Skyworks Solutions Inc.	519,472	51,059

			Market
			Value•
		Shares	($000)
*	Cognizant Technology
	Solutions Corp. Class A	793,920	49,533
*	Electronic Arts Inc.	824,345	48,484
	Western Digital Corp.	520,833	47,401
*	Workday Inc. Class A	478,052	40,352
*	Adobe Systems Inc.	538,500	39,817
	Linear Technology Corp.	830,831	38,883
	Amphenol Corp. Class A	646,165	38,079
	Activision Blizzard Inc.	1,411,672	32,080
	Microchip Technology Inc.	623,703	30,499
	Global Payments Inc.	283,435	25,985
*	NXP Semiconductors NV	246,806	24,769
*	Splunk Inc.	413,541	24,482
*	Tencent Holdings Ltd.	1,211,062	22,998
*	FleetCor Technologies Inc.	148,941	22,478
	Avago Technologies Ltd.
	Class A	165,539	21,020
	FactSet Research
	Systems Inc.	123,919	19,728
*	Fortinet Inc.	554,984	19,397
*	FireEye Inc.	488,041	19,156
	International Business
	Machines Corp.	116,400	18,682
*	Akamai Technologies Inc.	261,078	18,548
	Brocade Communications
	Systems Inc.	1,489,796	17,676
	Amdocs Ltd.	313,130	17,034
	Accenture plc Class A	180,900	16,949
*	Gartner Inc.	200,023	16,772
	Atmel Corp.	1,947,303	16,026
	SS&C Technologies
	Holdings Inc.	255,848	15,939
	CDW Corp.	411,900	15,339
	Xilinx Inc.	354,393	14,991
	Jack Henry &
	Associates Inc.	210,590	14,718
*	VeriFone Systems Inc.	415,415	14,494
*	Vantiv Inc. Class A	381,251	14,373
	Lam Research Corp.	200,769	14,101
	Marvell Technology
	Group Ltd.	939,896	13,817
	SanDisk Corp.	214,530	13,648
*	Cadence Design
	Systems Inc.	654,269	12,065
	Fidelity National
	Information Services Inc.	176,055	11,982
*	Fiserv Inc.	133,400	10,592
*	Synaptics Inc.	121,463	9,876
*	Flextronics
	International Ltd.	715,300	9,066
	Fair Isaac Corp.	94,228	8,360
*	Autodesk Inc.	137,965	8,090
	CDK Global Inc.	167,528	7,834
	Jabil Circuit Inc.	327,400	7,655
*	Rackspace Hosting Inc.	143,000	7,377
*	Informatica Corp.	153,945	6,751

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	FLIR Systems Inc.	168,455	5,269
	Texas Instruments Inc.	77,900	4,455
*	Yelp Inc. Class A	81,074	3,839
*	VMware Inc. Class A	46,600	3,822
*	eBay Inc.	29,700	1,713
*	LendingClub Corp.	47,641	936
	EMC Corp.	19,500	498
			3,880,290
Materials (2.3%)
	Sherwin-Williams Co.	365,872	104,091
	Monsanto Co.	321,483	36,180
	Ashland Inc.	166,160	21,154
*	WR Grace & Co.	161,870	16,004
	PolyOne Corp.	371,070	13,859
	Eagle Materials Inc.	163,720	13,680
	PPG Industries Inc.	54,891	12,380
	Cytec Industries Inc.	215,800	11,662
	Alcoa Inc.	764,100	9,872
	Ball Corp.	133,800	9,452
	Worthington Industries Inc.	343,295	9,135
	CF Industries Holdings Inc.	27,005	7,661
	Valspar Corp.	27,400	2,302
			267,432
Other (0.9%)
2	Vanguard Growth ETF	1,044,900	109,307

Telecommunication Services (1.3%)
	Verizon
	Communications Inc.	1,846,183	89,780
*	SBA Communications
	Corp. Class A	448,798	52,554
	Cogent Communications
	Holdings Inc.	285,900	10,101
			152,435
Total Common Stocks
(Cost $7,712,661)			11,374,219
Temporary Cash Investments (2.3%)[1]
Money Market Fund (2.1%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.128%	253,624,000	253,624

		Face	Market
		Amount	Value•
		($000)	($000)
	Repurchase Agreement (0.1%)
	Bank of America Securities,
	LLC 0.120%, 4/1/15
	(Dated 3/31/15, Repurchase
	Value $13,100,000,
	collateralized by U.S.
	Treasury Note/Bond
	7.500%, 11/15/16, with
	a value of $13,362,000)	13,100	13,100

U.S. Government and Agency Obligations (0.1%)
[5,6]	Fannie Mae Discount
	Notes, 0.170%, 6/17/15	1,600	1,599
7	Federal Home Loan
	Bank Discount Notes,
	0.070%, 4/10/15	500	500
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.063%, 4/29/15	3,000	3,000
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.060%, 5/20/15	100	100
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.181%, 6/22/15	1,000	1,000
[5,6]	Freddie Mac Discount
	Notes, 0.118%, 7/31/15	200	200
			6,399
Total Temporary Cash Investments
	(Cost $273,122)		273,123
	Total Investments (100.7%)
	(Cost $7,985,783)		11,647,342
Other Assets and Liabilities (-0.7%)
	Other Assets		97,536
	Liabilities[4]		(182,757)
			(85,221)
	Net Assets (100%)		11,562,121

Morgan Growth Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	7,522,362
Undistributed Net Investment Income	10,884
Accumulated Net Realized Gains	367,710
Unrealized Appreciation (Depreciation)
Investment Securities	3,661,559
Futures Contracts	(394)
Net Assets	11,562,121

Investor Shares—Net Assets
Applicable to 176,754,837 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,682,188
Net Asset Value Per Share—
Investor Shares	$26.49

Admiral Shares—Net Assets
Applicable to 83,816,685 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,879,933
Net Asset Value Per Share—
Admiral Shares	$82.08

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $54,767,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.2% and 1.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $56,339,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $4,799,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	76,431
Interest[2]	108
Securities Lending	167
Total Income	76,706
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,939
Performance Adjustment	(1,159)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,806
Management and Administrative—Admiral Shares	3,649
Marketing and Distribution—Investor Shares	336
Marketing and Distribution—Admiral Shares	523
Custodian Fees	53
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	11
Total Expenses	18,171
Expenses Paid Indirectly	(138)
Net Expenses	18,033
Net Investment Income	58,673
Realized Net Gain (Loss)
Investment Securities Sold[2]	437,060
Futures Contracts	(499)
Foreign Currencies	(20)
Realized Net Gain (Loss)	436,541
Change in Unrealized Appreciation (Depreciation)
Investment Securities	544,867
Futures Contracts	(232)
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	544,636
Net Increase (Decrease) in Net Assets Resulting from Operations	1,039,850

1 Dividends are net of foreign withholding taxes of $290,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $771,000, $100,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,673	85,467
Realized Net Gain (Loss)	436,541	1,188,527
Change in Unrealized Appreciation (Depreciation)	544,636	377,642
Net Increase (Decrease) in Net Assets Resulting from Operations	1,039,850	1,651,636
Distributions
Net Investment Income
Investor Shares	(31,623)	(32,172)
Admiral Shares	(53,891)	(46,958)
Realized Capital Gain[1]
Investor Shares	(467,717)	(185,177)
Admiral Shares	(648,615)	(216,896)
Total Distributions	(1,201,846)	(481,203)
Capital Share Transactions
Investor Shares	169,815	(892,889)
Admiral Shares	723,984	611,582
Net Increase (Decrease) from Capital Share Transactions	893,799	(281,307)
Total Increase (Decrease)	731,803	889,126
Net Assets
Beginning of Period	10,830,318	9,941,192
End of Period[2]	11,562,121	10,830,318

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $135,145,000 and $11,778,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,884,000 and $37,745,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.07	$24.26	$20.31	$16.06	$16.04	$14.32
Investment Operations
Net Investment Income	.135	.187	.230	.141	.087	.097
Net Realized and Unrealized Gain
(Loss) on Investments	2.301	3.785	3.925	4.209	.029	1.733
Total from Investment Operations	2.436	3.972	4.155	4.350	.116	1.830
Distributions
Dividends from Net Investment Income	(.191)	(.172)	(. 205)	(.100)	(. 096)	(.110)
Distributions from Realized Capital Gains	(2.825)	(.990)	—	—	—	—
Total Distributions	(3.016)	(1.162)	(.205)	(.100)	(.096)	(.110)
Net Asset Value, End of Period	$26.49	$27.07	$24.26	$20.31	$16.06	$16.04

Total Return[1]	9.73%	16.85%	20.69%	27.18%	0.66%	12.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,682	$4,580	$4,922	$5,283	$5,009	$5,432
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.40%	0.39%	0.40%	0.42%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.92%	0.72%	1.06%	0.74%	0.47%	0.62%
Portfolio Turnover Rate	40%	52%	53%	49%	55%	60%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.04%), (0.05%), (0.04%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$83.97	$75.26	$63.02	$49.84	$49.75	$44.42
Investment Operations
Net Investment Income	. 480.719		. 831	. 535	. 342	. 372
Net Realized and Unrealized Gain (Loss)
on Investments	7.107	11.722	12.144	13.036	.110	5.364
Total from Investment Operations	7.587	12.441	12.975	13.571	.452	5.736
Distributions
Dividends from Net Investment Income	(.727)	(. 664)	(.735)	(. 391)	(. 362)	(. 406)
Distributions from Realized Capital Gains	(8.750)	(3.067)	—	—	—	—
Total Distributions	(9.477)	(3.731)	(.735)	(.391)	(.362)	(.406)
Net Asset Value, End of Period	$82.08	$83.97	$75.26	$63.02	$49.84	$49.75

Total Return[1]	9.78%	17.03%	20.86%	27.35%	0.83%	12.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,880	$6,250	$5,019	$3,725	$2,554	$2,445
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.26%	0.25%	0.26%	0.28%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.06%	0.86%	1.20%	0.88%	0.61%	0.76%
Portfolio Turnover Rate	40%	52%	53%	49%	55%	60%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.04%), (0.05%), (0.04%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Morgan Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject

Morgan Growth Fund

to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fees of Frontier Capital Management Co., LLC, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $395,000 for the six months ended March 31, 2015.

For the six months ended March 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a decrease of $1,159,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $1,053,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Morgan Growth Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2015, these arrangements reduced the fund’s expenses by $138,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,351,221	22,998	—
Temporary Cash Investments	253,624	19,499	—
Futures Contracts—Liabilities[1]	(741)	—	—
Total	11,604,104	42,497	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2015	193	99,434	(338)
E-mini S&P 500 Index	June 2015	37	3,812	(56)
				(394)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will

Morgan Growth Fund

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2015, the fund realized net foreign currency losses of $20,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2015, the cost of investment securities for tax purposes was $7,985,783,000. Net unrealized appreciation of investment securities for tax purposes was $3,661,559,000, consisting of unrealized gains of $3,739,329,000 on securities that had risen in value since their purchase and $77,770,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2015, the fund purchased $2,242,868,000 of investment securities and sold $2,576,401,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2015		September 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	180,652	6,832	320,152	12,401
Issued in Lieu of Cash Distributions	489,705	19,699	213,461	8,667
Redeemed	(500,542)	(18,959)	(1,426,502)	(54,768)
Net Increase (Decrease)—Investor Shares	169,815	7,572	(892,889)	(33,700)
Admiral Shares
Issued	467,560	5,719	1,260,885	15,671
Issued in Lieu of Cash Distributions	648,115	8,415	242,786	3,182
Redeemed	(391,691)	(4,753)	(892,089)	(11,116)
Net Increase (Decrease)—Admiral Shares	723,984	9,381	611,582	7,737

J. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,097.29	$2.14
Admiral Shares	1,000.00	1,097.77	1.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.07
Admiral Shares	1,000.00	1,023.59	1.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.41% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Morgan Growth Fund has renewed the fund’s investment advisory arrangements with Frontier Capital Management Co., LLC (Frontier), Jennison Associates LLC (Jennison), Kalmar Investment Advisers (Kalmar), Wellington Management Company LLP (Wellington Management), and The Vanguard Group, Inc. (Vanguard) (Vanguard’s Equity Investment Group through its Quantitative Equity Group). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Frontier. Frontier, founded in 1980, is known for a fundamental, research-intensive investment approach focused on small and midsized stocks. The firm’s bottom-up, collaborative investment approach seeks to identify companies with a combination of superior growth potential and attractive valuation. Frontier’s investment process emphasizes companies with understandable business models, good franchises, accelerating sales and margins, and healthy balance sheets. Analysts regularly interact with management and other companies in the supply chain to effectively construct a portfolio of stocks for the fund. Frontier has managed a portion of the fund since 2008.

Jennison. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial, Inc. The firm currently oversees a wide range of equity and fixed income strategies. The investment team at Jennison uses internal fundamental research and a highly interactive bottom-up stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When evaluating a company for purchase or sale, the analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has managed a portion of the fund since 2007.

Kalmar. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-capitalization growth stocks. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward/low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. Kalmar has managed a portion of the fund since 2008.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The investment team at Wellington Management seeks to create a portfolio with balanced exposure to growth, quality, and valuation in an attempt to deliver consistent results over time. Research focuses on large- and mid-capitalization companies with a proven record of sales and earnings growth, profitability, and cash-flow generation. Wellington Management has advised the fund since 1968.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1993.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Frontier, Jennison, Kalmar, and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Frontier, Jennison, Kalmar, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q262 052015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

VANGUARD MORGAN GROWTH FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.